Exhibit 10.1
PURCHASE AGREEMENT
XenoPort, Inc.
3410 Central Expressway
Santa Clara, California 95051
Ladies and Gentlemen:
The undersigned (the “Investor”) hereby confirms its agreement with you as follows:
     1. This Purchase Agreement, including the Terms and Conditions For Purchase of Units attached hereto as Annex I (collectively, this “Agreement”), is made as of the date set forth below between XenoPort, Inc., a Delaware corporation (the “Company”), and the Investor. Capitalized terms not defined herein shall have the meanings assigned to them in Annex I.
     2. The Company has authorized the sale and issuance to the Investor and [insert name of other investors] of up to an aggregate of 1,889,467 units (the “Units”), with each Unit consisting of (i) one share (the “Share,” collectively, the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), and (ii) one warrant (the “Warrant,” collectively, the “Warrants”) to purchase 0.15 of a share of Common Stock (and the fractional amount being the “Warrant Ratio”), in the form attached hereto as Exhibit B, for a purchase price of $21.17 per Unit (the “Purchase Price”). Units will not be issued or certificated. The Shares and Warrants are immediately separable and will be issued separately. The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares” and, together with the Units, the Shares and the Warrants, are referred to herein as the “Securities”.
     3. The offering and sale of the Units (the “Offering”) are being made pursuant to (1) an effective Registration Statement on Form S-3 (File No. 333-156485 (including the Prospectus contained therein (the “Base Prospectus”), the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) on the date hereof, (2) the “free writing prospectus” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Act”)), dated as of the date hereof (the “Issuer Free Writing Prospectus” and together with the Base Prospectus, the “Time of Sale Prospectus”), containing certain supplemental information regarding the Securities, the terms of the Offering and information that may be material to the Company and its securities that has been or will be filed with the Commission, and that has been delivered to the Investor on or prior to the date hereof, and (3) a Prospectus Supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Securities, the terms of the Offering and information that may be material to the Company and its securities that will be filed with the Commission and delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission).
     4. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the Units set forth below for the aggregate purchase price set forth below. The Units shall be purchased pursuant to the Terms and Conditions for Purchase of Units attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. The Investor acknowledges that the Offering is not being underwritten [and that there is no minimum offering amount]1 [and that the minimum offering amount is $40 million]2.
     5. The manner of settlement of the Shares included in the Units purchased by the Investor shall be as follows. Shares will be delivered by crediting the account of the Investor’s prime broker (as specified by such Investor on Exhibit A annexed hereto) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby Investor’s prime broker shall initiate a DWAC transaction on the Closing Date using its DTC participant identification number, and released by BNY Mellon Shareowner Services, the Company’s transfer agent (the “Transfer Agent”), at the Company’s direction. No later than the Closing, the Investor shall:
(i)	direct the broker-dealer at which the account or accounts to be credited with the Shares are maintained to set up a DWAC instructing the Transfer Agent to credit such account or accounts with the Shares, and

(ii)	remit by wire transfer the amount of funds equal to the aggregate purchase price for the Units being purchased by the Investor to an account designated in writing by the Company to the Investor no later than two business days prior to the Closing (as defined in Annex I hereto).
     6. The executed Warrant included in the Units purchased by the Investor shall be delivered in accordance with the terms thereof.
     The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past one year with the Company or persons known to it to be affiliates of the Company, (b) it is not a broker dealer and (c) neither the Investor nor any group of investors of which the Investor is a part that would be required to file a statement with the Commission containing the information required by Schedule 13D or Schedule 13G regarding the same Securities in connection with the Offering, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.
     7. The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus, dated December 30, 2008, which is a part of the Company’s Registration Statement, the documents incorporated by reference therein and the Issuer Free Writing Prospectus (collectively, the “Disclosure Package”), which includes pricing and other information regarding the Offering (the “Offering Information”), prior to or in connection with the receipt of this Agreement. The Investor acknowledges that the Issuer Free Writing Prospectus included in the Disclosure Package contains information that may be material to the Company and its securities that shall be disclosed to the public by the Company in a Current Report on Form 8-K in accordance with Section 15 of Annex I hereto, and the Investor agrees not to transact or agree to transact in the Company’s securities or otherwise use such information until (a) the Company files with the Commission on December 30, 2008 a Current Report on Form 8-K in accordance

[1]	Note: For Maverick, closing is not conditioned on Venrock closing.

[2]	Note: For Venrock, closing is conditioned on Maverick closing.

with Section 15 of Annex I hereto and (b) The NASDAQ Global Market has opened for regular trading on December 30, 2008.
     8. No offer by the Investor to buy Units will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received the Disclosure Package including the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company sending (orally, in writing or by electronic mail) notice of its acceptance of such offer, provided that delivery of a copy of this Agreement countersigned by or on behalf of the Company to the Investor shall constitute such notice. An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Disclosure Package including the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.
     9. This Agreement, including Annex I and the exhibits hereto, constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another.

Number of Units:
Purchase Price Per Unit:	$
Aggregate Purchase Price:	$
     Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: , 200___

INVESTOR

By:
Name:
Title:
Address:

Agreed and Accepted
this ___day of ___, 200___:
XENOPORT, INC.

By:
Name:

Title:

[Signature Page to Purchase Agreement]

ANNEX I
TERMS AND CONDITIONS FOR PURCHASE OF UNITS
     1. Authorization and Sale of the Units. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Units, the Shares and the Warrants and the issuance of the Warrant Shares upon exercise of the Warrants.
     2. Agreement to Sell and Purchase the Units.
          2.1 At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Units set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Units are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.
          2.2 The Company [proposes to]3 [shall] enter into substantially this same form of Purchase Agreement with [insert name of other investors] (the “Other Investors”) [and expects to complete the sale of the Units to the Other Investors] [on the date hereof, pursuant to which the Company will agree to sell to the Other Investors, and the Other Investors will purchase from the Company, simultaneously with the Closing, Units (each at the Purchase Price) for the aggregate purchase price of $[ ] million]. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Purchase Agreement executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”
     3. Closings and Delivery of the Units and Funds.
          3.1 Closing. The completion of the purchase and sale of the Units (the “Closing”) shall take place at 9:00 a.m. Pacific Standard Time, on December 31, 2008 or at such other time as the Company and the Investors shall agree, at the offices of Cooley Godward Kronish LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California 94306 (the “Closing Date”), in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At the Closing, (a) the Company shall cause the Transfer Agent to deliver to the Investor the number of Shares set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor, (b) the Company shall cause to be delivered to the Investor a Warrant to purchase a number of whole Warrant Shares determined by multiplying the number of Shares set forth on the Signature Page by the Warrant Ratio and rounding down to the nearest whole number and (c) the aggregate purchase price for the Units being purchased by the Investor set forth on the Signature Page will be delivered by or on behalf of the Investor to the Company.
          3.2 Conditions to the Company’s Obligations. The Company’s obligation to issue and sell the Units to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Units being purchased hereunder as set forth on the Signature Page and (ii) the accuracy in all material respects of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

[3]	Note: Language regarding simultaneous closings in this Section 2.2 is for Venrock only.

Annex I - 1

          3.3 Conditions to the Investor’s Obligations. The Investor’s obligation to purchase the Units will be subject to the accuracy of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to each of the following additional terms and conditions. [The Investor’s obligations are expressly not conditioned on the purchase by the Other Investors of the Units that it has agreed to purchase from the Company.]4
               (a) No stop order suspending the effectiveness of the Registration Statement or any part thereof, preventing or suspending the use of any Base Prospectus, the Prospectus or any Issuer Free Writing Prospectus or any part thereof shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Act shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Investor; and each Issuer Free Writing Prospectus and the Prospectus shall have been filed with the Commission within the applicable time period prescribed for such filing by, and in compliance with, the published rules and regulations under the Act (the “Rules and Regulations”).
               (b) The Investor shall not have discovered and disclosed to the Company, and the Company shall not have discovered (which discovery, if any, the Company shall immediately disclose to the Investor and counsel for the Investor), on or prior to the Closing Date that the Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Investor, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Disclosure Package, any Issuer Free Writing Prospectus, or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading.
               (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Purchase Agreements, the Units, the Shares, the Warrants, the Warrant Shares, the Registration Statement, the Disclosure Package, each Issuer Free Writing Prospectus, if any, and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Investor, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.
               (d) Cooley Godward Kronish LLP shall have furnished to the Investor such counsel’s written opinion, as counsel to the Company, dated the Closing Date, in the form agreed as of the date hereof.
               (e) The Company shall have furnished to Investor a certificate, dated the Closing Date, of its Chief Executive Officer or President and its Chief Financial Officer stating that (i) since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Disclosure Package, the

[4]	Note: Delete bracketed language for Venrock.

Annex I - 2

Time of Sale Prospectus, or the Prospectus, (ii) as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct in all material respects, except that any such representation or warranty shall be true and correct in all respects where such representation or warranty is qualified with respect to materiality, and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and (iii) there has not been, subsequent to the date of the most recent quarterly unaudited financial statements included or incorporated by reference in the Disclosure Package, any material adverse change in the financial position or results of operations of the Company and its subsidiaries, taken as a whole, or any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Prospectus.
               (f) Since the date of the latest audited financial statements included in the Disclosure Package or incorporated by reference in the Disclosure Package as of the date hereof, (i) neither the Company nor any of its subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Disclosure Package, and (ii) there shall not have been any change in the capital stock or long-term debt of the Company nor any of its subsidiaries, or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole, otherwise than as set forth in the Disclosure Package, the effect of which, in any such case described in clause (i) or (ii) of this paragraph (f), is, in the sole judgment of the Investor, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Units on the terms and in the manner contemplated in the Disclosure Package.
               (g) No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Units or materially and adversely affect the business or operations of the Company or its subsidiaries, taken as a whole; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Units or materially and adversely affect the business or operations of the Company or its subsidiaries, taken as a whole.
               (h) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, NASDAQ Global Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or

Annex I - 3

financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the sole judgment of the Investor, impracticable or inadvisable to proceed with the sale or delivery of the Units on the terms and in the manner contemplated in the Disclosure Package and the Prospectus.
               (i) The Investor shall have received the signed agreements, substantially in the form of Exhibit C-1 hereto, of the persons listed on Exhibit C-2 hereto.
               (j) [The Other Investors shall purchase simultaneously with the Closing the Units that they have agreed to purchase from the Company as described in Section 2.2.]5
All opinions, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Investor.
          3.4 Delivery of Shares.
     Prior to the Closing, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing the Transfer Agent to credit such account or accounts with the Shares. Such DWAC instruction shall indicate the settlement date for the deposit of the Shares, which date shall be the Closing Date. Simultaneously with the delivery to the Company of the funds on the Closing Date pursuant to Section 3.1 above, the Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Shares pursuant to the information contained in the DWAC.
     4. Representations and Warranties of the Company.
     The Company represents and warrants to the Investor that:
          4.1 The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company’s knowledge, after due inquiry, threatened by the Commission. If the Registration Statement is an automatic shelf registration statement as defined in Rule 405 under the Act, the Company is a well-known seasoned issuer (as defined in Rule 405 under the Act) eligible to use the Registration Statement as an automatic shelf registration statement and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement.
          4.2 (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material

[5]	Note: Include this condition only for Venrock.

Annex I - 4

fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Registration Statement and the Prospectus comply, and as amended or supplemented, if applicable, will comply in all material respects with the Act and the applicable rules and regulations of the Commission thereunder, (v) the Time of Sale Prospectus does not, and at the time of each sale of the Shares or the Warrants in connection with the Offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date, the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vii) any free writing prospectus does not conflict with the information contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Investor furnished to the Company in writing by such Investor expressly for use therein.
          4.3 The Company is not an “ineligible issuer” in connection with the Offering pursuant to Rules 164, 405 and 433 under the Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Act has been, or will be, filed with the Commission in accordance with the requirements of the Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder.
          4.4 The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company, including, without limitation, a material adverse effect on the condition, financial or otherwise, or in the earnings, business or operations of the Company or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by the Time of Sale Prospectus (a “Material Adverse Effect”).
          4.5 There are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened to which the Company is a party or to which any of the properties of the Company is subject other than proceedings accurately described in all material respects in the Time of Sale Prospectus and proceedings that would not have a Material Adverse Effect.
          4.6 The Company has no subsidiaries.
          4.7 (a) This Agreement has been duly authorized, executed and delivered by the Company, and (b) this Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’

Annex I - 5

and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).
          4.8 The authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in each of the Time of Sale Prospectus and the Prospectus.
          4.9 The shares of Common Stock outstanding prior to the issuance of the Units have been duly authorized and are validly issued, fully paid and non-assessable.
          4.10 The Shares to be issued and sold by the Company to the Investors hereunder and the Warrant Shares have been duly and validly authorized, and the Shares, when issued and delivered against payment therefor as provided herein, and the Warrant Shares, when issued and delivered against payment therefore as provided in the Warrants, will be duly and validly issued, fully paid and non-assessable and free of any preemptive or similar rights and will conform to the description thereof contained in the Disclosure Package and the Prospectus.
          4.11 The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of (i) applicable law, (ii) the amended and restated certificate of incorporation or bylaws of the Company, (iii) any agreement or other instrument binding upon the Company, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company except, in the cases of clauses (i) and (iii) above for any such contravention that would not have a Material Adverse Effect, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.
          4.12 There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company, from that set forth in the Time of Sale Prospectus.
          4.13 There are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened to which the Company is a party or to which any of the properties of the Company is subject (i) other than proceedings accurately described in all material respects in the Time of Sale Prospectus and proceedings that would not have a Material Adverse Effect or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.
          4.14 Each preliminary prospectus filed pursuant to Rule 424 under the Act complied, and the Prospectus and any amendments or supplements thereto shall comply when so filed, in all material respects with the Act and the applicable rules and regulations of the Commission thereunder.

Annex I - 6

          4.15 The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Time of Sale Prospectus and the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
          4.16 The Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received all permits, licenses or other approvals required under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.
          4.17 There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) that would, singly or in the aggregate, have a Material Adverse Effect.
          4.18 Except as described in the Time of Sale Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company. There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities in the registration of the Shares as contemplated by this Agreement, the Time of Sale Prospectus and the Prospectus.
          4.19 Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the Company has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock other than ordinary and customary repurchases of restricted stock from employees upon termination of service pursuant to the terms of the Company’s equity incentive plans, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, except in each case as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.
          4.20 The Company has good and marketable title to all personal property owned by it that is material to the business of the Company, free and clear of all liens, encumbrances and defects except as described in the Time of Sale Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, except as described in the Time of Sale Prospectus. The Company does not own any real property.

Annex I - 7

          4.21 All patents and patent applications filed by or on behalf of the Company (the “Owned Patents”) are owned or co-owned by the Company free and clear of all liens, encumbrances, defects or other restrictions, except as would not, singly or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any valid or bona fide basis for a finding that any of the Owned Patents in their entirety is unpatentable, invalid or unenforceable; and the Company reasonably believes that the Owned Patents are patentable, valid and enforceable, except as would not, singly or in the aggregate, have a Material Adverse Effect.
          4.22 In connection with the Company’s Owned Patents, all known relevant prior art references were disclosed or will be disclosed to the USPTO to the extent required by and in accordance with 37 C.F.R. Section 1.56; all information submitted to the USPTO in such patent applications, and in connection with the prosecution of such applications, was accurate in all material respects; and neither the Company nor, to the Company’s knowledge, any other person made any material misrepresentations or concealed any material information from the USPTO in such applications, or in connection with the prosecution of such applications, in violation of 37 C.F.R. Section 1.56.
          4.23 Except as set forth in the Time of Sale Prospectus, the Company owns or possesses rights to use, or can acquire on reasonable terms ownership of or rights to use, all patents, patent applications, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names and other intellectual property (collectively, “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted, and for the manufacture, use or sale of its presently proposed products, as described in the Time of Sale Prospectus, and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.
          4.24 To the Company’s knowledge, after due inquiry, and except as would not have a Material Adverse Effect, there are no valid and enforceable rights of third parties to such Intellectual Property that are or would be infringed by the business currently conducted by the Company or in the manufacture, use, sale, offer for sale or import of its presently proposed products, as described in the Time of Sale Prospectus.
          4.25 The Company is not subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator. Except as would not have a Material Adverse Effect, the Company is not a party to any contract, which restricts or impairs its use of any Intellectual Property.
          4.26 To the Company’s knowledge, after due inquiry, there are no ongoing infringements by others of any Intellectual Property owned by the Company in connection with the business currently conducted by the Company or its presently proposed products, as described in the Prospectus.
          4.27 Other than as disclosed in the Time of Sale Prospectus and except as would not have a Material Adverse Effect, to the Company’s knowledge, after due inquiry, there is no U.S. patent or published U.S. patent application which contains valid and enforceable claims that dominate or that

Annex I - 8

would dominate any Owned Patent or other Intellectual Property owned by the Company or that interferes with the issued or pending claims of any such Owned Patent or other Intellectual Property.
          4.28 No material labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that would reasonably be expected to have a Material Adverse Effect.
          4.29 The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; the Company has not been refused any insurance coverage previously held in the last year or customarily carried in the business in which it is engaged; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as described in the Time of Sale Prospectus.
          4.30 Except as described in the Time of Sale Prospectus, the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or arrangements, or pursuant to outstanding options, restricted stock units, rights or warrants.
          4.31 The Company has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). Such disclosure controls and procedures are designed to ensure that information required to be disclosed by the Company is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such information is accumulated and communicated to the Company’s principal executive officer and its principal financial officer. Such disclosure controls and procedures are sufficient to provide reasonable assurance that the Company’s principal executive officer and principal financial officer are alerted to material information required to be included in the Company’s periodic reports required under the Exchange Act so as to allow timely decisions regarding required disclosure.
          4.32 The Company maintains a system of internal control over financial reporting (as defined in Rule 13a-15 under the Exchange Act) sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
          4.33 There are no outstanding loans made by the Company to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company which are prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, as amended. The Company has not since January 19, 2005 taken any action prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, as amended.

Annex I - 9

          4.34 The Company has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all required declarations and filings with, and complied with all formal recommendations of, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Time of Sale Prospectus, including, without limitation, all necessary U.S. Food and Drug Administration (“FDA”), independent data monitoring committee, and applicable foreign regulatory agency approvals and recommendations, except as disclosed in the Time of Sale Prospectus, and except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates, permits, or to make such declarations or filings, or to follow such recommendations would not have a Material Adverse Effect. The Company has not received any notice of proceedings relating to the revocation or modification of any such consent, authorization, approval, order, certificate, permit or recommendation which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as described in the Time of Sale Prospectus.
          4.35 No investigational new drug (“IND”) application filed by or on behalf of the Company with the FDA has been terminated by the FDA, and none of the FDA, any independent data monitoring committee, or any applicable foreign regulatory agency has recommended, commenced, or, to the knowledge of the Company, threatened to initiate, any action to place a clinical hold order on, or otherwise delay or suspend, proposed or ongoing clinical investigations conducted or proposed to be conducted by or on behalf of the Company.
          4.36 To the best of the Company’s knowledge, all the operations of the Company and all the manufacturing facilities and operations of the Company’s suppliers of products and product candidates and the components thereof manufactured in or imported into the United States are in compliance with applicable FDA regulations, including current Good Manufacturing Practices, and meet sanitation standards set by the Federal Food, Drug and Cosmetic Act of 1938, as amended, and all the operations of the Company and all the manufacturing facilities and operations of the Company’s suppliers of products and product candidates manufactured outside, or exported from, the United States are in compliance with applicable foreign regulatory requirements and standards, except to the extent that the failure to be in compliance with such regulations and standards would not have a Material Adverse Effect.
          4.37 Except as described in the Time of Sale Prospectus, the clinical trials and the human and animal studies that are described in the Time of Sale Prospectus were and, if still pending, are being, conducted (to the knowledge of the Company with respect to such studies conducted by or on behalf of third parties) in accordance in all material respects with standard medical and scientific research procedures and all applicable rules, regulations and policies of the FDA, including the current Good Clinical Practices and Good Laboratory Practices, and all applicable foreign regulatory requirements and standards.
          4.38 The Company has operated its business and currently is in compliance in all material respects with all applicable rules, regulations and policies of the FDA and any applicable foreign regulatory organization and all recommendations and actions of any independent data monitoring committee.
          4.39 The Shares and Warrant Shares will be listed at or prior to Closing on the NASDAQ Global Market, subject only to official notice of issuance.

Annex I - 10

     5. Covenants of the Company.
          5.1 The Company hereby agrees that, without the prior written consent of the Investor, it will not, during the period (the “Lock-Up Period”) ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; (ii) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares, Warrants, or Warrant Shares to be sold hereunder, (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant, the vesting or settlement of any restricted stock units or other equity compensation awards or the conversion of a security, in each case outstanding on the date hereof; (C) the grant of options, restricted stock units or other equity compensation awards, or the issuance of shares of Common Stock by the Company to employees, officers, directors, advisors or consultants of the Company in each case either (x) pursuant to equity incentive and employee stock purchase plans described in the Prospectus or (y) as an inducement grant within the meaning of NASDAQ Rule 4350(i)(1)(iv) consistent with past practice, and the issuance by the Company of any shares of Common Stock upon the exercise, vesting or settlement of such equity compensation awards; or (D) the filing of any registration statement (x) on Form S-8 in respect of any equity compensation plans or arrangements maintained by the Company, (y) that the Company is contractually obligated to file pursuant to the terms of that certain Fifth Amended and Restated Investors Rights Agreement, dated December 16, 2004, by and among the Company and certain stockholders of the Company or (z) that the Company files pursuant to Section 5.3 hereof.
          5.2 Promptly following the Closing, the Company shall reimburse the Investor for the reasonable and documented fees and expenses incurred in connection with the transactions contemplated by this Agreement, including the expenses of counsel to the Investor (which fees shall include, without limitation, the fees and expenses associated with the negotiation, preparation and execution and delivery of this Agreement and the other transaction documents), up to a maximum of $75,000 for each of the Investors associated with [name of fund] and the Other Investors associated with [name of fund]. The Company and the Investor shall otherwise each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Units to the Investor and issuance of the Warrant Shares.
          5.3
               (a) If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the issuance of the Warrant Shares or if the Warrant is exercised via cashless exercise more than twelve months after the issuance thereof at a time at which the Investor is not an Affiliate of the Company, the Warrant Shares issued pursuant to any such exercise shall be issued free of all legends.

Annex I - 11

               (b) Subject to Section 5.3(d), the Company shall use reasonable efforts to keep a registration statement (including the Registration Statement) registering the issuance of the Warrant Shares effective and available until the earlier of the first anniversary of the Closing or such time as all Warrant Shares have been issued.
               (c) Subject to Section 5.3(d), if all Warrant Shares have not been issued on or prior to the first anniversary of the Closing, following a written request by the Investor on not more than three (3) occasions during any twelve month period, the Company shall use reasonable efforts to cause a registration statement (including the Registration Statement) registering the issuance of the Warrant Shares to be effective and available within ten (10) Trading Days after such notice and to keep such registration statement effective and available until the earlier of twenty (20) Trading Days after such effectiveness and availability or such time as all Warrant Shares held by the Investor have been issued.
               (d) If following the date hereof the Registration Statement (or any subsequent registration statement registering the Warrant Shares) is not effective or is not otherwise available for the sale of the Warrant Shares during a period in which a registration statement is required to be effective and available pursuant to Section 5.3(b) or Section 5.3(c) (a “Registration Event”), (i) the Company shall promptly notify the holders of the Warrants in writing that such registration statement is not then effective or available and thereafter shall promptly notify such holders when a registration statement is effective again and available for the sale of the Warrant Shares and (ii) to the extent that there are Registration Events occurring (x) on more than an aggregate of sixty (60) days in the period required by Section 5.3(b) or (y) on more than an aggregate of five (5) Trading Days in each period required by Section 5.3(c), the Company will make payments to the Investor, as liquidated damages and not as a penalty, in an amount equal to 1.0% of Fair Market Value (as defined in the Warrants and as determined on the last business day for each 30-day period (or pro rata for any portion thereof) for which such payment is due) multiplied by the number of Warrant Shares held by the Investor for each 30-day period (or pro rata for any portion thereof) following any Registration Events occurring on more than the time periods specified in clause (ii) above. The amounts payable as liquidated damages pursuant to the preceding sentence shall be paid monthly within five (5) Trading Days of the last day of each 30-day period (or pro rata for any portion thereof) following any Registration Events occurring on more than the time periods specified in clause (ii) above. Such payments shall constitute the Investor’s exclusive monetary remedy for such events, but shall not affect the right of the Investor to seek injunctive relief. Such payments shall be made to the Investor in cash. The twenty (20) Trading Day period specified in Section 5.3(c) shall be extended by the number of Trading Days on which there are Registration Events during such twenty (20) Trading Day period.
               (e) For purposes of this Section 5.3, the term “Trading Day” shall have the meaning ascribed to such term in the Warrants.
     6. Representations, Warranties and Covenants of the Investor.
     The Investor acknowledges, represents and warrants to, and agrees with, the Company that:
          6.1 The Investor (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Units, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page and the Investor Questionnaire and the answers thereto are true and correct as of the

Annex I - 12

date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the number of Units set forth on the Signature Page, has received and is relying only upon the Disclosure Package (including the documents incorporated by reference therein).
          6.2 (a) No action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Units, or possession or distribution of offering materials in connection with the issue of the Securities in any jurisdiction outside the United States where action for that purpose is required, (b) if the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense and (c) no agent of the Company has been authorized to make and no such agent has made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Units, except as set forth in the Issuer Free Writing Prospectus or as set forth in or incorporated by reference in the Base Prospectus or the Prospectus Supplement or as otherwise contemplated by this Agreement.
          6.3 (a) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).
          6.4 The Investor understands that nothing in this Agreement, the Prospectus, the Disclosure Package or any other materials presented to the Investor in connection with the purchase and sale of the Units constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Units. The Investor also understands that there is no established public trading market for the Warrants being offered in the Offering, and that the Company does not expect such a market to develop. In addition, the Company does not intend to apply for listing the Warrants on any securities exchange. Without an active market, the liquidity of the Warrants will be limited.
          6.5 Since the date on which the Company first contacted such Investor about the Offering or such Investor first learned of the Offering from its investment manager, whichever occurred first, the Investor has not engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). Each Investor covenants that it will not engage in any transactions in the securities of the Company (including Short Sales) or disclose any information about the Offering (other than to its advisors that are under a legal obligation of confidentiality) prior to the later of (a) the time that the transactions contemplated by this Agreement are publicly disclosed and (b) the open of regular trading on The NASDAQ Global Market on December 30, 2008. Each Investor agrees that it will not use any of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options,

Annex I - 13

puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.
     7. Termination of Representations, Warranties and Agreements. All covenants, agreements, representations and warranties made by the Company and the Investor herein will terminate upon the delivery to the Investor of the Units being purchased and the payment therefor, other than the covenants and agreements set forth in Section 5 hereof.
     8. Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows:
               (a) if to the Company, to:
XenoPort, Inc.
3410 Central Expressway
Santa Clara, California 95051
Attention: Gianna Bosko, Vice President and General Counsel
Facsimile: (408) 616-7214
with copies to (which shall not constitute notice):
Cooley Godward Kronish LLP
Five Palo Alto Square
3000 El Camino Real
Palo Alto, CA 94306
Attention: Suzanne Sawochka Hooper, Esq.
Facsimile: (650) 849-7400
               (b) if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may be furnished to the Company in writing by the Investor.
     9. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.
     10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.
     11. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

Annex I - 14

     12. Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of California, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.
     13. Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor.
     14. Confirmation of Sale. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Agreement, shall constitute written confirmation of the Company’s acceptance and agreement to sale the applicable Units to such Investor.
     15. Press Release. The Company and the Investor agree that the Company shall issue a press release announcing the Offering prior to the open of regular trading on The NASDAQ Global Market on December 30, 2008 and shall file the related Form 8-K on December 30, 2008.
     16. Termination. In the event that the Closing shall not have occurred within ten business days from the date of this Agreement due to the Company’s or the Investor’s failure to satisfy the conditions set forth in Sections 3.2 and 3.3 above (and the non-breaching party’s failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date.

Annex I - 15

Exhibit A
XENOPORT, INC.
INVESTOR QUESTIONNAIRE
     Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1.	The exact name that your Shares and Warrants are to be registered in. You may use a nominee name if appropriate:

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

6.	DTC Participant Number:

7.	Name of Account at DTC Participant being credited with the Shares:

8.	Account Number at DTC Participant being credited with the Shares:

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EXHIBIT B
Form of Warrant

B-1

EXHIBIT C-1
Form of Lock-Up Agreement
___, 200_
[INVESTORS]
Ladies and Gentlemen:
     The undersigned understands that the recipients hereof (collectively, the “Investors”) propose to enter into Purchase Agreements (the “Purchase Agreements”) with XenoPort, Inc., a Delaware corporation (the “Company”), providing for the public offering (the “Public Offering”) by the Company of shares (the “Shares”) of the Common Stock (par value $0.001 per share) of the Company (the “Common Stock”) and warrants to purchase shares of Common Stock (the “Warrants”) to the Investors.
     To induce the Investors to enter into the Purchase Agreements, the undersigned hereby agrees that, without the prior written consent of each of the Investors, it will not, during the period (the “Lock-Up Period”) commencing on the date hereof and ending 90 days after the date of the final prospectus supplement relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering; provided that no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions. In addition, the undersigned agrees that, without the prior written consent of each of the Investors, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.
     Notwithstanding the foregoing, (1) if the undersigned is an individual, the undersigned may transfer shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock by gift or gifts, will or intestacy to a member or members of his or her immediate family, to a trust formed for the benefit of any such person, or to a partnership, the partners of which are exclusively the undersigned and/or a member or members of his or her immediate family and/or a charity; (2) if the undersigned is a partnership, trust, corporation or similar entity, the undersigned may transfer or distribute shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock to its partners, limited liability company members or stockholders; (3) the undersigned may sell shares of Common Stock pursuant to an existing 10b5-1 plan which is

C-1

disclosed to each of the Investors prior to the date hereof; (4) the undersigned may enter into a 10b5-1 plan during the Lock-Up Period if sales under such plan do not occur until after the expiration of the Lock-Up Period; (5) the undersigned may “net” exercise outstanding options or warrants to purchase Common Stock in accordance with their terms; (6) the undersigned may transfer shares of Common Stock to the Company to satisfy tax withholding obligations pursuant to Company equity compensation plans or arrangements; and (7) the undersigned may transfer shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock pursuant to a sale or an offer to purchase 100% of the outstanding Common Stock, whether pursuant to a merger, tender offer or otherwise, to a third party or group of third parties; provided, however, that in each of (1) and (2) above, it shall be a condition to the transfer or distribution that (i) the transferee execute a copy of this Lock-Up Agreement, (ii) no filing by any party (donor, donee, transferor or transferee) under Section 16(a) of the Exchange Act shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on Form 5 made after the expiration of the Lock-Up Period), and (iii) no such transfer or distribution may include a disposition for value; and provided further that any Common Stock acquired upon the net exercise of options or warrants described in clause (5) above shall be subject to the restrictions imposed by this Lock-Up Agreement. For purposes of this paragraph, “immediate family” means the spouse, domestic partner, lineal descendants, father, mother, brother or sister of the transferor.
     The undersigned understands that the Company and each of the Investors are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.
     Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to Purchase Agreements, the terms of which are subject to negotiation between the Company and the Investors.
     This Lock-Up Agreement shall lapse and become null and void if (a) no shares have been purchased and paid for pursuant to the Purchase Agreements by January 31, 2009 or (b) the Company notifies the Investors in writing that it does not intend to proceed with the Public Offering.

Very truly yours,

(Name)

(Address)

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EXHIBIT C-2
Parties to Lock-Up Agreement
Vincent Angotti
Ronald Barrett
Paul Berns
Kenneth Cundy
John Freund
Catherine Friedman
Mark Gallop
William Harris
Jeryl Hilleman
Per Lofberg
Kenneth Nussbacher
William Rieflin
David Savello
David Stamler
Gary Tollefson
Wendell Wierenga

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